                   Intel / QI Confidential subject to CNDA

                                                                   EXHIBIT 10.21

                      INTEL SOFTWARE LICENSE AGREEMENT

                        QUADRANT INTERNATIONAL, INC.

INTEL Agreement #______________          Effective Date: _______________

"INTEL"     INTEL Corporation
            2200 Mission College  Boulevard
            Santa Clara, CA 95052

"QI"        Quadrant International.
            One Great Valley Parkway
            Malvern, PA 19355

This Software License Agreement ("Agreement") is entered into as of the Effective Date set forth above by and between INTEL and QI. INTEL and QI desire for QI to offer to PC OEM customers Licensed Products that contain certain Intel technology. INTEL therefore wishes to grant and QI desires to receive licenses to the INTEL technology, as set forth herein.

NOW THEREFORE, based on the terms and conditions set forth and for other good and valuable consideration, receipt of which is hereby acknowledged, the parties agree to the terms and conditions set forth in the following Exhibits attached hereto, and agreements executed contemporaneously herewith, which are incorporated herein by reference:

Exhibits (attached):
-------------------

     Exhibit "A"  License Grant Terms and Conditions

     Exhibit "B":  Description of Software and Documentation

     Exhibit "C"  Minimum Mandatory License Terms for Object Code Distribution

     Exhibit "D"  Intel Optimizer Logo License Agreement

Contemporaneous Agreements (not attached):
-----------------------------------------

     "Letter Agreement", which includes Terms for Covenant not to Sue, etc.

     "Equity Agreement", which includes [Agreement to Purchase re Series C Preferred Stock of Q Information Systems, Inc.] and related documents"

INTEL CORPORATION                           QUADRANT INTERNATIONAL, INC.

 /s/ D. Craig Kinnie                         /s/ Jason Liu
----------------------------------          ----------------------------------
Signature                                   Signature

 D. Craig Kinnie                             Jason Liu
----------------------------------          ----------------------------------

CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

Printed Name                                Printed Name

 VP + Dir Intel Architecture Labs            Chief Financial Officer
----------------------------------          ----------------------------------
Title                                       Title

 4/23/99                                     4/23/99
----------------------------------          ----------------------------------
Date                                        Date

                                      2
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                                  EXHIBIT A
                                  ---------

                     LICENSE GRANT TERMS AND CONDITIONS
                     ----------------------------------

1.      DEFINITIONS.
        -----------

1.1 "Derivative Work" means modifications, improvements, enhancements, upgrades, updates, and revisions to an original work.

1.2 "Data Enabled" means a DTV receiver capable of decoding the [*] within the [*] and providing those [*] in a form compatible with the [*] or in the event [*] is not available, the [*]

1.3 "End User" means any person or entity that obtains License Products primarily for his/her/its own use and not for resale or further sublicensing.

1.4 "INTEL's Patents" means those patents and patent applications owned by Intel or that Intel has the right to license to QI that explicitly read on the Software as delivered by Intel to QI but only to the extent that those specific patents are necessarily infringed by QI exercising the copyright license granted in this Agreement.

1.5 "Licensed Products" means any QI software application that includes the Software or Derivative Works thereof, adds substantial value to the Software, is integrated with QI's [*], enables DTV data reception, and provides [*] system information [*]

1.6 "PC OEM" means a corporate entity that derives at least 1/3 of its total revenue from the sale of Intel Architecture based PC products.

1.7 "Intel(R) Architecture-based Personal Computers" means a personal computer which includes a thirty-two (32) bit or greater microprocessor architecture designed to execute the same instruction set as any thirty-two (32) bit or greater microprocessor made or developed by Intel.

1.8 "QI Shares" means the shares of Series C Preferred Stock initially convertible into an equal number of shares of QI Common Stock as set forth in the Equity Agreement.

1.8.1 "Software" means those portions of Intel's Digital Content Receiver Software that provide (i) [*] processing and (ii) [*] system information [*] as more fully described in Exhibit B, and includes any bug fix or updates for such Software as may be provided by INTEL at its discretion during the support period described in Section 2.3, all as delivered by Intel to QI hereunder.

1.8.2 "Object Code" means executable programs for Software or Derivative Works thereof.

1.8.3 "Source Code" means Software and Derivative Works thereof in human readable form.

[*]= CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

1.8.4 "Software Documentation" means manuals and other materials as delivered by INTEL to QI in any medium, relating to design, maintenance, installation, operation, advertising or training of Software.

1.8.5 "Software HDTV Product" shall mean any QI software application incorporating a TV decoder capable of receiving and displaying all audio and video formats as specified in ATSC Digital Television Standard (ATSC Document A/53). The software may utilize [*] to specifically [*] certain steps in the [*] but shall not include any [*] specifically for [*].

1.8.6 "Software DTV Product" shall mean any QI software application that enables [*], and provides [*] system information [*].

2.      General Obligations of the Parties.
        ----------------------------------

2.1     Software Deliverables.  Intel shall use reasonable commercial efforts to
        ---------------------
        (i) release the first code drop of the Software to QI no later than [*]
        (ii) optimize the Software for a Windows Driver Model (WDM)/DirectShow framework prior to [*] and (iii) deliver the final code drop of the Software to QI no later than [*]

2.2     Intel Training.  Intel will, at a mutually agreeable time, provide one
        --------------
        day of training to QI technical representatives on the Software at Intel's Hillsboro, OR facilities.

2.3     Intel Technical Support.  Intel will use commercially reasonable
        -----------------------
        efforts to provide phone and email support to QI during regular business hours, not to exceed [*] on the Software through [*] Intel shall have no obligation to provide any bug fixes or updates to the Software, but will use commercially reasonable efforts to assist QI to resolve such issues.

2.4     QI Software HDTV Product Deliverables.  QI shall use best efforts to (i)
        -------------------------------------
        deliver a gold version (fully debugged, QA tested, commercial release) Software HDTV Product to a Tier 1 PC OEM for Inclusion in Intel(R) Architecture-based Personal Computers no later than [*] and (ii) release a gold version (fully debugged, QA tested, commercial release) Data Enabled Software HDTV product no later than the [*] from Intel.

2.4.1   Notice of Creation of Licensed Products.  QI shall notify Intel in
        ---------------------------------------
        writing 15 days prior to the release of any version of Licensed Product created either for sale or public display. Such notice shall clearly detail what portions of Software or Derivative Works thereof have been incorporated into the version of the Licensed Product. Such Licensed Products shall be clearly identified by QI, utilizing release numbers or other industry-accepted naming convention, to distinguish such Licensed Product from any version of Software HDTV Product or Software DTV Product created by QI not constituting Licensed Product by virtue of not incorporating any portions of Software or Derivative Works thereof.



[*]= CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

2.4.2   No Obligation to Create Licensed Products.  QI shall be under no
        -----------------------------------------
        obligation to create Licensed Products in the development of Software HDTV Product, Software DTV Product, or in the fulfillment of any obligations specified in Section 2 of this Agreement.

2.5     QI Training.  QI shall use reasonable commercial efforts to send
        -----------
        appropriate engineering resources to Intel for a one (1) day training session regarding the Software.

2.6     QI Support.  QI shall provide all first level technical support for all
        ----------
        Licensed Products. QI shall report bugs and other errors discovered in the Software in a timely manner to Intel. QI shall provide all technical support for any Software HDTV Product or Software DTV
        Product not constituting a Licensed Product.

2.7     QI Derivative Works.  QI shall provide Intel Derivative Works it
        -------------------
        creates of the Software in source and object code form within a reasonable time after QI develops the same.

2.8     Delivery of QI Shares.  As a condition precedent to the licenses
        ---------------------
        granted to QI in Section 3, QI will issue and deliver to INTEL the QI Shares as set forth in the Equity Agreement.

2.9     Necessary Licenses.  As a condition precedent to QI's distribution of
        ------------------
        any Licensed Product, QI shall obtain license rights from third parties as deemed necessary by QI, including any necessary licenses relating to MPEG video and audio technologies.

3.      LICENSE GRANTS.

3.1     Source Code.  Subject to the terms and conditions of this Agreement,
        -----------
        INTEL grants QI a [*] license, under INTEL's Patents, copyrights, and trade secrets in the Source Code as delivered by Intel to QI to use, copy, and create Derivative Works of the Software to develop Licensed Products and support and maintain such Licensed Products. QI shall have no right to disclose or sublicense the Source Code to any third party for any reason, except subcontractors as provided for in Section 3.4.

3.2     Object Code.  Subject to the terms and conditions of this Agreement,
        -----------
        INTEL grants QI a [*] license, under INTEL's Patents, copyrights and trade secrets in the Object Code to copy, have copied, publicly display, publicly perform, and distribute (through multiple levels of distribution) Object Code through QI's PC OEM customers but only (i) as integrated into Licensed Products, (ii) included with Intel Architecture-based Personal Computers, (iii) distributed to End-Users pursuant to an End User license agreement containing terms at least as restrictive as those set forth in Exhibit C. Agreements with PC OEMs shall be at least as restrictive as the terms of this Agreement. QI shall not distribute Licensed Products to or through any other person or entity, or with any non-Intel(R) Architecture-based Personal Computers, without the express prior written consent of Intel. QI's PC OEM customers shall have no right to sublicense any Licensed Product to any other person or entity except End-Users.


[*]= CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

3.3     To QI for Documentation.  Subject to the terms and conditions of this
        -----------------------
        Agreement, INTEL grants QI a [*] license under INTEL's copyrights and trade secrets covering the Documentation as it is initially delivered, to copy and use Documentation internally only as reasonably necessary to exercise the licenses granted to QI in Sections 3.1 and 3.2.

3.4     Use of Subcontractors.  QI may use subcontractors to exercise the
        ---------------------
        license rights granted in this Section 3, provided that such subcontractors (i) agree to be bound by terms and conditions at least as protective of the parties' rights as those found in this Agreement, and who (ii) enter into written confidentiality and non-disclosure agreements at least as restrictive as the confidentiality and non-disclosure provisions found in this Agreement. Nothing in this Section
        3.4 is intended to expand the license grants contained in Section 3 to create any right to sublicense or to create any independent license rights for QI's subcontractors. QI shall indemnify Intel for any liability or injury resulting from its use of subcontractors.

4.      OWNERSHIP RIGHTS; NO OTHER LICENSES GRANTED
        -------------------------------------------

4.1 All rights not expressly granted herein are reserved to Intel, and no other licenses are granted herein by implication, estoppel or otherwise. No license or immunity is granted by Intel (either directly or by implication, estoppel or otherwise) to any third party acquiring the Software or Derivative Works from QI for the combination of these items with other items or for the use of such combination. Intel grants no licenses or other rights under any of its intellectual property unless expressly set forth in this Agreement. QI acknowledges that the licenses received from INTEL herein are intended for QI's use with Licensed Products only and that no license is granted to design or develop or to assist in designing or developing any other product including any product for a third party. This Agreement also does not grant QI any rights to use the INTEL's trademarks unless an express trademark license is granted.

4.2 The Software, and all intellectual property rights therein, are and shall be the sole and exclusive property of INTEL.

4.3 As between INTEL and QI, both Derivative Works and Licensed Products are and shall remain the sole and exclusive property of QI subject to INTEL's ownership of the Software as set forth in Section 4.2.

4.3.1 All Software DTV Products and Software HDTV Products not constituting Licensed Products, by virtue of not incorporating any portion of Software or Derivative Products thereof, and all intellectual property rights therein, are and shall be the sole and exclusive property of QI.

4.4 As between INTEL and QI, QI shall assert no rights of patent or other form of intellectual property rights against Intel, Intel's customers or licenses, with regard to (i) any Intel technology or product that is based on or incorporates the Software or any Intel developed Derivative Work thereof and (ii) Licensed Products and any QI developed

[*] = CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

        Derivative Works of the Software, as may be further specified in the Letter Agreement executed contemporaneously with this Agreement.

5.      TRADEMARK AND LOGO LICENSES
        ---------------------------

5.1     INTEL Optimizers Logo License.  All Licensed Products both containing
        -----------------------------
        Software, in whole or in part, and presenting a QI logo shall, at INTEL's discretion and as reasonably requested by Intel, present a version of INTEL Optimizers logo in a form and manner consistent with INTEL Optimizers Logo Usage Guidelines and pursuant to the INTEL Optimizers Logo License in the form of Exhibit D, attached hereto. Licensed Products not presenting a QI logo may also, at QI's sole discretion, present a version of INTEL Optimizers logo in a form and manner, consistent with INTEL Optimizers Logo Usage Guidelines and pursuant to the INTEL Optimizers Logo License in the form of Exhibit D, attached hereto.

5.2     Trademarks; Certification or Endorsement.  No rights or licenses are
        ----------------------------------------
        granted by this Agreement, expressly or by implication, for either party to use any trademark, tradename, or any word or mark similar thereto, of the other party in connection with any products manufactured, used or sold by such party, or as part of either party's corporate, firm or trade name, or for any other purpose. Neither party shall make any statement to the effect or which implies that its product is "certified" by the other or that its performance is guaranteed by the other party without express written permission of the other party.

6.      AUDIT RIGHTS
        ------------

6.1     Audits.  INTEL shall have the right to have an independent auditor
        ------
        inspect QI's relevant facilities and relevant records to the minimum extent necessary to verify QI's compliance with the terms and conditions of this Agreement. If such an inspection discloses QI is not compliant with these terms, INTEL may exercise any or all rights and remedies provided under this Agreement or by law, including but not limited to the right to recover the cost of such audit. QI shall keep full and accurate records and copies of all documents and other material relating to this Agreement which are necessary for a ready determination of QI's compliance with this Agreement and any Statements of Work. INTEL may, but not more than once every twelve
        (12) months, request an audit of QI's records by a nationally recognized independent auditor acceptable to both Parties. The auditor will disclose to INTEL only the information reasonably necessary for INTEL to determine if QI has met its obligations hereunder and for INTEL to enforce its rights. If any audit of QI's books and records reveals that QI has failed to properly account hereunder, QI shall reimburse INTEL for its reasonable expenses incurred in conducting the audit.

7.      CONFIDENTIALITY
        ---------------

7.1 Source Code may include trade secrets of INTEL. QI will not disclose or otherwise make any part of Source Code (whether or not modified by QI) available, in any form, to any person other than QI's employees, and their subcontractors, whose job performance requires such access. QI agrees to instruct all such employees and subcontractors on these obligations with respect to use, copying, protection, and confidentiality of Source Code.

7.2 The parties may from time to time disclose to each other Confidential Information other than Source Code. Use and disclosure of such information shall be governed by the terms of the Corporate Non-Disclosure Agreement No. 85625 dated 18 Dec 1996 and incorporated into this Agreement by this reference.

7.3 The parties hereto shall keep the terms of this Agreement confidential and shall not now or hereafter divulge these terms to any third party except: (a) with the prior written consent of the other party; (b) as otherwise may be required by law or legal process, including to legal and financial advisors in their capacity of advising a party in such matters; (c) during the course of litigation, so long as the disclosure of such terms and conditions are restricted in the same manner as is the confidential information of other litigating parties; or (d) in confidence to its legal counsel, accountants, banks and financing sources and their advisors solely in connection with complying with financial transactions; provided that, in (b) through
        (d) above, (i) the disclosing party shall use all legitimate and legal means available to minimize the disclosure to third parties, including without limitation seeking a confidential treatment request or protective order whenever appropriate or available; and (ii) the disclosing party shall provide the other party with at least (ten) 10 days prior written notice of such disclosure.

8.      WARRANTY DISCLAIMERS.

8.1     NO WARRANTY.  INTEL PROVIDES SOFTWARE AND AND QI PROVIDES DERIVATIVE
        -----------
        WORKS `AS IS,' WITHOUT WARRANTY OF ANY KIND. NEITHER PARTY NOR ITS SUPPLIERS MAKE ANY WARRANTIES, EITHER EXPRESS OR IMPLIED, WITH RESPECT TO SOFTWARE OR DERIVATIVE WORKS. EACH PARTY SPECIFICALLY DISCLAIMS THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, ANY WARRANTY AGAINST INFRINGEMENT OF ANY INTELLECTUAL PROPERTY RIGHT OF ANY THIRD PARTY, AND ANY WARRANTIES ARISING BY AFFIRMATION, PROMISE, DESCRIPTION OR SAMPLE. NEITHER PARTY IS OBLIGATED TO PROVIDE ANY UPDATES, ENHANCEMENTS OR EXTENSIONS UNLESS SPECIFICALLY SET FORTH IN THIS AGREEMENT OR A STATEMENT OF WORK. SOFTWARE AND DERIVATIVE WORKS ARE NOT DESIGNED, INTENDED, OR AUTHORIZED FOR USE IN ANY MEDICAL, LIFE SAVING OR LIFE SUSTAINING SYSTEMS, OR FOR ANY OTHER APPLICATION IN WHICH THE FAILURE OF THE SOFTWARE AND DERIVATIVE WORKS COULD CREATE A SITUATION WHERE PERSONAL INJURY OR DEATH MAY OCCUR. NEITHER PARTY ASSUMES NOR AUTHORIZES ANY PERSON TO ASSUME FOR IT ANY OTHER LIABILITY.

9.      LIMITED LIABILITY
        -----------------

        IN NO EVENT SHALL EITHER PARTY HAVE ANY LIABILITY TO THE OTHER PARTY, END USERS OR ANY OTHER THIRD PARTY, FOR ANY LOST PROFITS OR COSTS OF PROCUREMENT OF SUBSTITUTE GOODS OR SERVICES, OR FOR ANY INDIRECT, SPECIAL OR CONSEQUENTIAL DAMAGES ARISING OUT OF THIS AGREEMENT, UNDER ANY CAUSE OF ACTION OR THEORY OF LIABILITY, AND WHETHER OR NOT SUCH PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGE; PROVIDED, HOWEVER, THAT THIS LIMITATION SHALL NOT APPLY TO ANY MATERIAL BREACH BY QI OF A LICENSE GRANTED UNDER SECTION 3 HEREIN OR THE CONFIDENTIALITY OBLIGATIONS SET FORTH IN SECTION 7 HEREIN. THESE LIMITATIONS SHALL APPLY NOTWITHSTANDING THE FAILURE OF THE ESSENTIAL PURPOSE OF ANY LIMITED REMEDY. NOTWITHSTANDING THE FOREGOING, INTEL'S TOTAL LIABILITY FOR ALL CLAIMS UNDER THIS AGREEMENT, INCLUDING SECTION 10, SHALL NOT EXCEED [*]. THE PARTIES ACKNOWLEDGE THAT THE
        LIMITATIONS ON POTENTIAL LIABILITIES SET FORTH HERE WERE ESSENTIAL ELEMENTS IN SETTING CONSIDERATION UNDER THIS AGREEMENT.

10.     INTELLECTUAL PROPERTY INFRINGEMENT INDEMNIFICATION
        --------------------------------------------------

10.1    Copyright Indemnity.  INTEL will defend or settle any suit or proceeding
        -------------------
        brought against QI based solely upon a claim that the Software or part thereof, alone and not in combination with any other product, item or technology, constitutes a direct infringement of any United States copyright, and pay all damages and costs finally awarded against QI provided that QI: (i) promptly notifies Intel in writing of any such suit or proceeding, (ii) provides Intel with sole control over the defense or settlement of such suit or proceeding, and (iii) provides reasonable information and assistance in the defense and/or settlement of any such claim or action. Intel will not be responsible for any costs, expenses or compromise incurred or made by QI without INTEL's prior written consent.

10.2    Limited Remedies.  If Intel determines at its sole discretion that QI's
        ----------------
        distribution of the Software or any Derivative Work may be enjoined because the Software or a part thereof constitutes or appears to constitute a direct infringement of any third party intellectual property right, Intel may, at its sole discretion and at its own expense (i) procure for QI the right to continue distributing the Software consistent with this Agreement, (ii) modify the Software so that it becomes non-infringing, or (iii) terminate the license grant with respect to the infringing part. Nothing in this Section 10.2 shall preclude QI from modifying the Software to avoid such infringement.

10.3    Limitations.  INTEL will not be liable under this Section 10 for any
        -----------
        costs or damages, and QI will indemnify defend and hold INTEL harmless from any expenses, damages, costs or losses resulting from any suit or proceeding based upon a claim arising from (i) INTEL's compliance with QI's designs, specifications or instructions (ii) modification of the Software provided by INTEL by a party other than INTEL (iii) the combination of Software or any part thereof furnished hereunder with any other product, item or

[*] = CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

        technology (iv) the direct or contributory infringement of any process patent using any Software or Derivative Work thereof hereunder, and
        (v) any suit or proceeding based upon a claim arising from a Derivative Work of the Software or Licensed Products, generally.

10.4    Disclaimer.  THE FOREGOING STATES THE ENTIRE LIABILITY AND OBLIGATIONS
        ----------
        AND EXCLUSIVE REMEDIES OF THE PARTIES WITH RESPECT TO ANY ALLEGED OR ACTUAL INFRINGEMENT OF PATENTS, COPYRIGHTS, TRADE SECRETS, TRADEMARKS, OR OTHER INTELLECTUAL PROPERTY RIGHTS BY THE SOFTWARE, DERIVATIVE WORKS THEREOF OR BUG FIXES.

11.     TERM, TERMINATION AND SURVIVAL.
        ------------------------------

11.1    Term.  This Agreement shall remain in effect for three (3) years unless
        ----
        earlier terminated as permitted herein.

11.2    Termination.  This Agreement may be terminated by either party upon
        -----------
        notice, if the other party (i) breaches any material term or condition of this Agreement and fails to remedy the breach within thirty (30) days after being given notice thereof; (ii) becomes the subject of any voluntary or involuntary proceeding under the U.S. Bankruptcy Code or state insolvency proceeding and such proceeding is not terminated within sixty (60) days of its commencement, (iii) ceases to be actively engaged in business, or (iv) breach of any material term or condition of the Equity Agreement.

11.3    Effect of Termination.  Upon termination, all rights and licenses
        ---------------------
        granted by Intel to QI hereunder shall immediately terminate; provided that if this Agreement is terminated pursuant to Section 11.2(ii) above QI shall have the right to distribute any inventory of Licensed Products on hand upon the date of termination for a period of [*] following termination subject to QI's continued compliance with the terms of this Agreement. Additionally, immediately after termination of this Agreement, QI shall discontinue all use, duplication and distribution of the Software and Derivative Works thereof and shall, at Intel's option, either return or destroy all copies except for copies that have been distributed in compliance with this Agreement.

11.4    Survival.  Notwithstanding the expiration or termination of this
        --------
        Agreement, the following provisions shall survive: 1 (Definitions); 4 (Ownership Rights, No Other Licenses Granted); 6 (Audit Rights); 7 (Confidentiality); 8 (Warranty Disclaimers); 9 (Limited Liability); 10 (Intellectual Property Infringement Indemnification); 11.4 (Survival); and 12 (General).

12.     GENERAL.
        -------

12.1    Governing Law and Jurisdiction.  Any claim arising under or relating
        ------------------------------
        to this Agreement shall be governed by the internal substantive laws of the State of Delaware or federal courts located in Delaware, without regard to principles of conflict of laws. Each party hereby agrees to jurisdiction and venue in the courts of the State of Delaware for all disputes and litigation arising under or relating to this Agreement. This provision is meant to comply with 6 Del. C.
        Section 2708(a).

[*] = CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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12.2    Export.  QI shall not export any QI Product or system incorporating such
        ------
        QI Product without first obtaining any required license or other approval from the U.S. Department of Commerce or any other agency or department of the United States Government. In the event any QI
        Product is exported from the United States or re-exported from a foreign destination by QI or its distributer, QI shall ensure that the distribution and export/re-export of the QI Product is in compliance with all laws, regulations, orders, or other restrictions of the U.S. Export Administration Regulations. QI agrees that neither it nor any of its distributers will export/re-export any QI Product, directly or indirectly, to any country for which the United States government or any agency thereof requires an export license, other governmental approval, or letter of assurance, without first obtaining such license, approval or letter.

12.3    Assignment.  QI may not assign its rights or delegate its obligations,
        ----------
        or any part thereof under this Agreement without prior written consent of Intel, whether in conjunction with a change of ownership, merger, acquisition, sale or transfer of all, substantially all or any part of its business or assets or otherwise, either voluntarily, by operation of law or otherwise. Any attempt by QI to assign or delegate any rights, duties or obligations set forth in this Agreement shall be deemed a material breach of this Agreement and shall be null and void. Except as provided above, the terms and conditions of this Agreement shall bind and inure to each party's successors and assigns.

12.4    Independent Development.  This Agreement does not prohibit INTEL or QI
        -----------------------
        from evaluating, acquiring from third parties not a party to this Agreement, independently developing or marketing similar technologies or products, or making and entering into similar arrangements with other companies. Neither party is obligated by this Agreement to make such products or technologies available to the other.

12.5    Residuals.  Notwithstanding anything herein to the contrary, either
        ---------
        party may use Residuals for any purpose, including use in the development, manufacture, promotion, sale and maintenance of its products and services; provided that this right to Residuals does not represent a license under any patents, copyrights or mask work rights of the disclosing party. The term "Residuals" means information of a general nature, such as general knowledge, ideas, concepts, know-how, professional skills, work experience or techniques (not specifics such as exact implementations) that is retained in the unaided memories of the receiving party's employees who have had access to the disclosing party's information pursuant to the terms of this Agreement. An employee's memory is unaided if the employee has not intentionally memorized the information for the purpose of retaining and subsequently using or disclosing it.

12.6    Relationship of Parties.  The parties hereto are independent
        -----------------------
        contractors. Neither party has any express or implied right or authority to assume or create any obligations on behalf of the other or to bind the other to any contract, agreement or undertaking with any third party. Nothing in this Agreement shall be construed to create a partnership, joint venture, employment or agency relationship between QI and INTEL.

12.7    Waiver.  Failure by either party to enforce any term of this Agreement
        ------
        shall not be deemed a waiver of future enforcement of that or any other term in this Agreement or any other agreement that may be in place between the parties.

12.8    Notice.  All notices required or permitted to be given hereunder shall
        ------
        be in writing, shall make reference to this Agreement, and shall be delivered by hand, or dispatched by prepaid air courier or by registered or certified airmail, postage prepaid, addressed as follows:

        Notices to Intel:             Notices to QI:
        -----------------             --------------
        INTEL Corporation
        Attn: General Counsel
        2200 Mission College Blvd.
        Santa Clara, CA 95052

        With copy to:
        Intel Corporation
        Attn: Post Contract Management,
        MS JF3-149
        2111 N.E. 25th
        Hillsboro, OR 97124

        Such notices shall be deemed served when received by addressee or, if delivery is not accomplished by reason of some fault of the addressee, when tendered for delivery. Either party may give written notice of a change of address and, after notice of such change has been received, any notice or request shall thereafter be given to such party at such changed address.

12.9    Dispute Resolution.  All disputes arising directly under the express
        ------------------
        terms of this Agreement or the grounds for termination thereof shall be resolved as follows:

        The senior management of both parties shall meet to attempt to resolve such disputes. If the senior management cannot resolve the disputes, either party may make a written demand for formal dispute resolution and specify therein the scope of the dispute. Within thirty days after such written notification, the parties agree to meet for one day with an impartial mediator and consider dispute resolution alternatives other than litigation. If an alternative method of dispute resolution is not agreed upon within thirty days after the one-day mediation, either party may begin litigation proceedings.

12.10   Remedies.  Subject to Section 10, which sets forth the parties exclusive
        --------
        remedies for intellectual property infringement, the remedies set forth in this Agreement are in addition to those available law or in equity. All rights and remedies, legal or equitable, whether conferred hereunder, or by any other instrument or law will be cumulative and may be exercised singularly or concurrently. Notwithstanding any other provision of this Agreement, Intel shall have the right, without the requirement of first seeking a remedy through dispute resolution, to seek preliminary injunctive or other equitable relief in any proper court in the event that Intel determines that QI's material breach will cause Intel irreparable harm. In the event that equitable relief is granted in the United States, QI will not object to foreign courts granting provisions remedies enforcing such U.S. judgments.

12.11   Severability.  The terms and conditions stated herein are declared to be
        ------------
        severable. If any paragraph, provision, or clause in this Agreement shall be found or be held to be invalid or unenforceable in any jurisdiction in which this Agreement is being performed, the remainder of this Agreement shall be valid and enforceable and the parties shall use good faith to negotiate a substitute, valid and enforceable provision which most nearly effects the parties' intent in entering into this Agreement.

12.12   Entire Agreement.  The terms and conditions of this Agreement, including
        ----------------
        its exhibits, and contemporaneous agreements identified on the signature page of this Agreement constitute the entire agreement between the parties with respect to the subject matter hereof, and merges and supersedes all prior and contemporaneous agreements, understandings, negotiations and discussions. Neither of the parties shall be bound by any conditions, definitions, warranties, understandings, or representations with respect to the subject matter hereof other than as expressly provided herein. The section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. No oral explanation or oral information by either party hereto shall alter the meaning or interpretation of this Agreement. No amendments or modifications shall be effective unless in writing signed by authorized representatives of both parties. These terms and conditions will prevail notwithstanding any different, conflicting or additional terms and conditions which may appear on any purchase order, acknowledgment or other writing not expressly incorporated into this Agreement.

12.13   Counterparts.  This Agreement may be executed in two (2) or more
        ------------
        counterparts, all of which, taken together, shall be regarded as one and the same instrument.

                                   EXHIBIT B
                                   ---------

                   DESCRIPTION OF SOFTWARE AND DOCUMENTATION
                   -----------------------------------------

Description
-----------

Intel's Digital Content Receiver Software that enables
(i)  [*] processing (as a [*]) and
(ii) [*] system information [*] (as a [*])

Software
--------

The following components are included in the Software licensed to QI hereunder:

K2 "driver" portion
-------------------

[*]

K2 upper-level portion
----------------------

[*]

[*] = CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                   EXHIBIT C
                                   ---------

          Minimum Mandatory License Terms for Object Code Distribution


                            To be provided by Intel

                                   EXHIBIT D
                INTEL OPTIMIZER LOGO TRADEMARK LICENSE AGREEMENT

THIS INTEL OPTIMIZER LOGO TRADEMARK LICENSE AGREEMENT ("Agreement") is made by Intel Corporation having offices at 211 NE 25th Avenue, Hillsboro, OR 97124( "Intel") and Quadrant International, having offices at One Great Valley Parkway, Malvern, PA 19355 "Licensee").

WHEREAS, Intel and Licensee have entered into that certain Software License Agreement dated ____________ ("Software License") wherein Intel licensed to Licensee certain Evaluator Took Kit software (as defined in the Software License, the "Software") for distribution incorporated into Licensee's products (as defined in the Software License and further clarified below, the "Licensed Products").

WHEREAS, the Software License provides that Licensee shall, at Intel's request, use the Intel Optimizer Logo as set forth in this Agreement in conjunction with distribution of the Software with Licensed Products;

WHEREAS, Intel has a specific Intel Optimizer Logo (as defined below, the "Licensed Logo") that is associated with specific optimized code (as defined below, the "Optimized Code") that is part of the Software; and

WHEREAS, Intel has now requested Licensee to use the Licensed Logo in conjunction with the distribution of the Software Optimized Code with Licensed Products and Licensee has agreed to do the same;

NOW THEREFORE, in consideration of the mutual covenants and promises contained in this Agreement, and for other good and valuable consideration receipt of which is hereby acknowledged, the parties agree as follows:

        1.      Definitions.

In addition to the definitions set forth in the Recitals, the following terms have the following meanings:

                1.1 "Licensed Logo" means the Logo set forth in Exhibit A hereto, said Logo including the INTEL trademark, and the OPTIMIZER designation.
                1.2 "Licensed Name" means the name "Intel(R) Optimizer [ ] or such other name that Intel may designate at its discretion."
                1.3 "Licensed Marks" means the Licensed Logo and the Licensed Name.
                1.4 "Intel Marks" means the Licensed Marks, the INTEL trademark and trade name, and any other marks belonging to Intel.
                1.5 "Optimized Code" means those specific Software files identified on attached Exhibit B, as delivered to Licensee under the Software License. The Optimized Code is the software that is specifically associated with the Licensed Logo under this Agreement.

                1.6 "Licensed Products" shall have the meaning set forth in the Software Agreement except as specifically set forth in Exhibit D. The purpose of Exhibit D is to limit use of the Licensed Mark to Licensed Products that are consistent with the Optimizer designation contained in the Licensed Logo.

        2. License Grant. Subject to Licensee's full compliance with the terms of this Agreement, Intel hereby grants to Licensee a non-exclusive, non-transferable, royalty-free, revocable license to use the Licensed Marks in connection with Licensed Products solely to indicate that the Licensed Products contain the Software Optimized Code.

        3.      Product Quality.

                3.1 The Licensed Marks shall be used only on and in connection with Licensed Products that contain the Software Optimized Code and that meet the quality and performance standards customary in the software industry.
                3.2 Licensee shall make no alterations or modifications to the Software Optimized Code with which the Licensed Marks are used except as necessary to integrate the Optimized Code into Licensed Products; provided that such modification does not affect the performance and functionality of the Optimized Code. For the purpose of this Agreement, Licensee agrees that it will not change, modify, or alter the Software Optimized Code in any other way. If Licensee makes any other modification to the Optimized Code, this Agreement, including but not limited to Licensee's right to use the Licensed Marks, shall terminate immediately with respect to the modified Optimized Code.
                3.3 Licensee shall comply with all applicable laws and regulations in the manufacture, assembly, marketing, and sale of Licensed Products with which the Licensed Marks are used.

        4.      Proper Usage.

                4.1  Licensee shall comply with the usage and other
                     requirements set forth in Exhibit A hereto.
                4.2  Licensee shall comply with any additional usage
                     guidelines for the Licensed Marks provided by Intel from time to time. Licensee shall not alter the Licensed Logo in any way, and shall use the camera-ready or electronic artwork of the Licensed Logo provided by Intel.
                4.3 Licensee shall display Licensed Marks only in a positive manner.

        5.      Right to Inspect.

                5.1 Intel shall have the right at its discretion to review, inspect, and test any Licensed Product with which the Licensed Marks are used, as well as associated users manuals, collateral, advertising, and promotional materials, including web sites, to determine compliance with the terms of this Agreement. Upon reasonable notice, Licensee shall cooperate fully in providing Intel access to such Licensed Products and materials.

                5.2 Licensee will deliver to Intel as set forth in Exhibit C two (2) copies of each Licensed Product, including source and object code for the Optimized Code as contained in such Licensed Product, at least forty five (45) days prior to the commercial release of such Licensed Product for the purpose of Intel verifying at its discretion that the Optimized Code has not been modified inconsistent with the provisions of this Agreement. As used in this
                     Section 5.2, "Licensed Product" shall include all major, minor and maintenance releases of a Licensed Product, each of which shall be separately submitted to Intel as set forth in this Section 5.2 unless otherwise agreed by Intel in writing. Licensee may submit pre-release versions of Licensed Product in order to meet the requirements of this Section 5.2 if the Optimized Code is not modified in the final release. Intel will use commercially reasonable efforts to review the Optimized Code as included in the Licensed Product and notify Licensee whether the Licensed Product can carry the Intel Marks as permitted under this Agreement. If Intel fails to give notice within fifteen (15) days of its receipt of the Licensed Product that is subject to review, Licensee may use the Licensed Marks with such Licensed Product unless and until such right is terminated as permitted by this Agreement.

        6.      Protection of Interest.

                6.1  Acknowledgment of Rights.  Licensee acknowledges Intel's
                     ------------------------
                     exclusive rights to the Intel Marks and all goodwill associated therewith, and acknowledges that any and all use of the Intel Marks by Licensee inures to the sole benefit of Intel. Licensee shall not challenge Intel's exclusive rights in and to the Intel Marks, and shall not do anything that might harm the reputation or goodwill of Intel or the Intel Marks. Licensee shall take no action inconsistent with Intel's rights in the Intel Marks. If at any time Licensee acquires any rights in, or registration(s) or application(s) for the Intel Marks by operation of law or otherwise, Licensee will immediately and at no expense to Intel assign such rights, registrations, and/or applications to Intel, along with any and all associated goodwill.
                6.2  Enforcement.  In the event that Licensee becomes aware of
                     -----------
                     any unauthorized use of the Intel Marks by a third party, Licensee shall promptly notify Intel in writing and shall cooperate fully, at Intel's expense, in any enforcement of Intel's rights against such third party. The right to enforce Intel's rights in the Intel Marks rests entirely with Intel and shall be exercised at Intel's sole discretion; Licensee shall not commence any action or claim to enforce Intel's rights in the Intel Marks.

        7. DISCLAIMER BY INTEL. INTEL MAKES NO REPRESENTATIONS OR WARRANTIES OF ANY KIND RESPECTING THE INTEL MARKS, INCLUDING THE VALIDITY OF INTEL'S RIGHTS IN THE INTEL MARKS IN ANY COUNTRY, AND HEREBY EXPRESSLY DISCLAIMS ANY AND

                ALL WARRANTIES THAT MIGHT OTHERWISE BE IMPLIED BY APPLICABLE
                LAW.

        8. Relationship Between the Parties. No agency, partnership, joint venture, franchise, or employment relationship is created between Intel and Licensee as a result of this Agreement. Neither party is authorized to create any obligation, express or implied, on behalf of the other party.

        9. Waiver: The failure of either party to enforce at any time the provisions of this Agreement shall in no way be construed to be a present or future waiver of such provisions, nor in any way affect the ability of any party to enforce each and every provision thereafter.

        10. Indemnity: Licensee agrees to indemnify, defend, and hold Intel harmless from all loss, cost liability and expense incurred by Intel and any of its subsidiaries or affiliated entities that arise out of a claim concerning Licensee's manufacturing, use or sale of Licensed Products incorporating the Software except as specifically set forth in the Software License and except where such claims are based solely on Licensee's permitted use of the Licensed Marks. Intel agrees to provide Licensee with prompt notice of any such claims and shall provide Licensee with reasonable assistance (at Licensee's expense) in defense or settlement of such claims as set forth in the Software License.

        11. LIMITATION OF LIABILITY: NEITHER PARTY SHALL BE LIABLE TO THE OTHER FOR SPECIAL, INCIDENTAL, OR CONSEQUENTIAL DAMAGES, EVEN IF SUCH PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

        12.     Term and Termination:

                12.1 Term: This Agreement shall remain in effect until its expiration or termination as provided herein
                12.2 Expiration: This Agreement will expire in the event that Licensee ceases to do business for any reason or in the event the Software License is terminated for any reason.
                12.3 Termination: Either party may terminate this Agreement with or without cause upon thirty (30) days advance written notice. Either party may terminate this Agreement for breach by the other party upon written notice. Opportunity to cure the breach may be given, but is not required under this Agreement.
                12.4 Effect of Expiration or Termination: Upon any termination or expiration of this Agreement, Licensee shall immediately cease use of the Licensed Marks and Intel Marks, even if Licensee continues to rightfully distribute the Software as permitted in the Software License.
                12.5 Continuing Obligations: Obligations of the parties under the provision of paragraphs 1, 5, 6, 7, 8, 10, 11, 12.4, 13, 14, 16 shall remain in force notwithstanding the termination of expiration of this Agreement.

        13. Assignment: This Agreement shall be binding upon and inure to the benefit of the successor and permitted assignees of the parties hereto. The rights granted to Licensee and Licensee's obligations hereunder are personal . Licensee shall not assign this Agreement or any right or obligation hereunder, whether in conjunction with a change in ownership, merger, acquisition, the sale or transfer of all, or substantially all or any part of Licensee' business or assets or otherwise, either voluntarily, by operation of law, or otherwise, without the prior written consent of Intel, which Intel may give or withhold at its sole discretion. Any such purported assignment or transfer shall be deemed a material breach of this Agreement and shall be null and void.

        14. Choice of Law and Jurisdiction: The validity, construction and performance of this Agreement shall be governed by the laws of the State of Delaware and the United States of America, without reference to conflict of laws principles. Any dispute arising out of this Agreement shall be brought in , and the parties consent to personal and exclusive jurisdiction of and venue in, the state and federal courts within Santa Clara County, California.

        15. Equitable Relief: Licensee agrees that damages alone would be insufficient to compensate Intel for a breach of this Agreement, acknowledges that irreparable harm would result from a breach of this Agreement, and consents to the entering of an order for injunctive relief to prevent a breach or further breach or any further action which could cause some loss or dilution of Intel's goodwill, reputation, or rights in any Intel Marks, and the entering of an order for specific performance to compel performance of any obligations under this Agreement.

        16. Severability: If any provision of this Agreement is determined by a court of competent jurisdiction to be invalid, illegal or unenforceable, such determination shall not affect the validity of the remaining provisions unless Intel determines at its discretion that the court's determination causes this Agreement to fail in any of its essential purposes.

        17. Entire Agreement: This Agreement, together with the Software License, constitutes the entire agreement between the parties concerning the subject matter hereof and supersedes all proposals, oral or written, all negotiations, conversation, and/or discussions between the parties relating to this Agreement and all past courses of dealing or industry customs. This Agreement may not be modified except in a wiring signed by authorized representative of both parties.

        18. Notices. Notices shall be given as set forth in the Software Agreement. Licensed Products shall be delivered to Intel for review as set forth in Exhibit C.

IN WITNESS WHEREOF, the parties by their duty authorized representatives, hereby execute this Amendment to the Agreement.

INTEL CORPORATION                         LICENSEE:____________________________

___________________________________       _____________________________________
Signature                                 Signature

___________________________________       _____________________________________
Printed Name                              Printed Name

___________________________________       _____________________________________
Title                                     Title

___________________________________       _____________________________________
Date                                      Date

                                   EXHIBIT A
                                   ---------
             (TO INTEL OPTIMIZER LOGO TRADEMARK LICENSE AGREEMENT)

A.   Optimizer Logo Usage Guidelines for the Licensed Marks:

     1. Licenses shall comply with the usage guidelines provided by Intel from time to time and shall use the Licensed Marks only to promote, represent, or otherwise refer to the existence of or capabilities and/or functions of the Software in Licensed Products. Licensee shall use the Licensed Marks in all Materials. As used herein, "Materials" includes but is not limited to, splash screens, software dialogue boxes, marketing, advertising (including broadcast), announcements, packaging, manuals, instruction materials, documentation, presentations, brochures, catalogs, point of purchase displays, web sites, and any other similar collateral for Licensed Products.

     2. Inspection of Materials: Licensee agrees to allow Intel to inspect the first instance of the use of the Licensed Marks and to spot check the use of the Licensed Marks in Materials which refer to either the License Marks or any Intel Marks to ensure compliance with the terms of this Agreement. Intel shall promptly review such Material upon it receipt by Intel. Licensee agrees to make any modification to such Material that may be requested by Intel relating either to the Licensed Marks or to any Intel Marks prior to Licensee's release of such Materials to the public. Such reviews and modification request shall not be construed to make Intel responsible for the contents of the Material and Licensee remains solely responsible for such content.

B.   Licensed Logo:
                             [INSERT LOGO HERE]

C.   Attribution Requirements for Intel Marks:

         Licensee shall attribute ownership of the Intel Marks to Intel by using the appropriate trademark symbol designated by Intel (either
         (TM) or (R)) and by using the appropriate trademark legend, as follows:

         For the Licensed Logo:  "The Intel Optimizer Logo is a trademark of
         ---------------------
         Intel Corporation, used under license."

         For the INTEL Mark Alone:  "Intel is a registered trademark of Intel
         ------------------------
         Corporation."

         1) Licensee shall not use the text attribution for any of the Intel Marks on or in connection with any other products, goods or services other than as specifically granted herein. Licensee shall correct any deficiencies in Licensee's use of the text attribution, and cease and desist from further publication of distribution of the offending materials.

         2) Licensee shall not use the following marks in any way or in any activities related to Licensee's products:

             a)  Intel dropped "e" logo, other than as part of the License Mark
             b)  Any alteration of an existing Intel logo or Mark
             c) Intel Technology Inside or other verbiage not referring to Intel product by definition.
             d)  Intel name as a part of Licensee's logo treatment.

         3) It is expressly understood that the text attribution inspection rights held by Intel are for purposes of advertising the end user of the Intel products contained in Licensed Products, and do not in any way indicate Intel's approval, endorsement, or support of the Licensed Products. Licensee expressly agrees that Licensee shall not use the text attribution or the Intel name in any way so as to indicate Intel's approval, endorsement or support of the Licensee's products.

D. Material Element: The parties expressly acknowledge that the provisions of this Exhibit constitute a material term of this Agreement.

                                   EXHIBIT B
             (TO INTEL OPTIMIZER LOGO TRADEMARK LICENSE AGREEMENT)

                                 OPTIMIZED CODE

                                   EXHIBIT C
             (TO INTEL OPTIMIZER LOGO TRADEMARK LICENSE AGREEMENT)

                            INTEL CONTACT PROCEDURE

                                   EXHIBIT D
             (TO INTEL OPTIMIZER LOGO TRADEMARK LICENSE AGREEMENT)

                               LICENSED PRODUCTS

As used in this Agreement, the term "Licensed Products" is limited to products of the following types:




                                       26